EXHIBIT 21

LIST OF SUBSIDIARIES

NAME OF ENTITY (1)	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)

Lithia of Anchorage, Inc.	Alaska	Lithia Chrysler Jeep Dodge of South Anchorage

Lithia Imports of Anchorage, Inc.	Alaska	Lithia Hyundai of Anchorage Lihtia Kia of Anchorage

Lithia of Fairbanks, Inc.	Alaska	Chevrolet of Fairbanks

Lithia NA, Inc.	Alaska	BMW of Anchorage

Lithia of South Central AK, Inc.	Alaska	Chevrolet of South Anchorage Chevrolet of Wasilla Saab of South Anchorage

Lithia CIMR, Inc.	California	Lithia Chevrolet of Redding

Lithia DC, Inc.	California	Lithia Chrysler Jeep Dodge of Concord

Lithia of Eureka, Inc.	California	Lithia Chrysler Jeep Dodge of Eureka

Lithia FMF, Inc.	California	Lithia Ford of Fresno

Lithia JEF, Inc.	California	Lithia Hyundai of Fresno

Lithia MMF, Inc.	California	Lithia Mazda of Fresno Lithia Suzuki of Fresno

Lithia NF, Inc.	California	Lithia Nissan of Fresno

Lithia of Concord, Inc.	California	Fiat of Concord

Lithia of Santa Rosa, Inc.	California	Lithia Chrysler Jeep Dodge of Santa Rosa

Lithia Sea P, Inc.	California	Porsche of Monterey

Lithia Seaside, Inc.	California	BMW of Monterey

Lithia TR, Inc.	California	Lithia Toyota of Redding Lithia Scion of Redding

NAME OF ENTITY (1)	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)

Lithia of Thornton, Inc.	Colorado	Lithia Volkswagen of Thornton

Lithia Ford of Boise, Inc.	Idaho	Lithia Ford Lincoln of Boise

Lithia of Pocatello, Inc.	Idaho	Lithia Chrysler Jeep Dodge of Pocatello Lithia Hyundai of Pocatello

Lithia Poca-Hon, Inc.	Idaho	Honda of Pocatello

Lithia CCTF, Inc.	Idaho	Chevrolet of Twin Falls

Lithia of TF, Inc.	Idaho	Lithia Chrysler Jeep Dodge of Twin Falls

Lithia AcDM, Inc.	Iowa	Acura of Johnston

Lithia HDM, Inc.	Iowa	Honda of Ames

Lithia MBDM, Inc.	Iowa	Mercedes Benz of Des Moines

Lithia NDM, Inc.	Iowa	Lithia Nissan of Ames

Lithia of Cedar Rapids #1, Inc.	Iowa	Buick GMC Cadillac of Hiawatha

Lithia of Cedar Rapids #3, Inc.	Iowa	Kia of Hiawatha

Lithia of Des Moines, Inc.	Iowa	BMW of Des Moines

Lithia VAuDM, Inc.	Iowa	Audi Des Moines Lithia Volkswagen of Des Moines

NAME OF ENTITY (1)	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)

Lithia of Billings, Inc.	Montana	Lithia Chrysler Jeep Dodge of Billings

Lithia of Billings II, Inc.	Montana	Lithia Toyota of Billings

Lithia of Missoula, Inc.	Montana	Lithia Chrysler Jeep Dodge of Missoula

Lithia CDH, Inc.	Montana	Lithia Chrysler Jeep Dodge of Helena

Lithia HGF	Montana	Honda of Great Falls

Lithia of Great Falls, Inc.	Montana	Lithia Chrysler Jeep Dodge of Great Falls

Lithia of Helena	Montana	Chevrolet of Helena

Lithia SALMIR, Inc.	Nevada	Lithia Volkswagen of Reno Lithia Hyundai of Reno Lithia Chrysler Jeep of Reno

Lithia Reno Sub-Hyun, Inc.	Nevada	Lithia Reno Subaru

Lithia CJDSF, Inc.	New Mexico	Lithia Chrysler Jeep Dodge of Santa Fe

Lithia ND Acquisition Corp. #1	North Dakota	Lithia Ford Lincoln of Grand Forks

Lithia ND Acquisition Corp. #3	North Dakota	Lithia Chrysler Jeep Dodge of Grand Forks

Lithia ND Acquisition Corp. #4	North Dakota	Lithia Toyota of Grand Forks Lithia Scion of Grand Forks

Lithia Financial Corporation	Oregon

Lithia Real Estate, Inc.	Oregon

Lithia Motors Support Services, Inc.	Oregon

Lithia MTLM, LLC	Oregon	Lithia Toyota Lithia Scion

LGPAC, Inc.	Oregon	Lithia Grants Pass Auto Center

Lithia DM, Inc.	Oregon	Lithia Dodge Lithia Chrysler Jeep Dodge

NAME OF ENTITY (1)	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)

Lithia HPI, Inc.	Oregon	Lithia Volkswagen

Lithia DE, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Eugene

Lithia BNM, Inc.	Oregon	Lithia Nissan Lithia BMW

Hutchins Imported Motors, Inc.	Oregon	Lithia Toyota of Springfield Lithia Scion of Springfield

Hutchins Eugene Nissan, Inc.	Oregon	Lithia Nissan of Eugene

Lithia Klamath, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Klamath Falls Lithia Toyota of Klamath Falls Lithia Scion of Klamath Falls

Lithia SOC, Inc.	Oregon	Lithia Subaru of Oregon City

Lithia of Roseburg, Inc.	Oregon	Lithia Chrysler Jeep Dodge of Roseburg

Lithia Rose-FT, Inc.	Oregon	Lithia Ford Lincoln of Roseburg

Lithia Medford Hon, Inc.	Oregon	Lithia Honda

Lithia of Bend I, LLC	Oregon	Bend Honda

Lithia of Bend I, LLC	Oregon	Chevrolet Cadillac of Bend

Lithia Bryan Texas, Inc.	Texas	Lithia Chrysler Jeep Dodge of Bryan College Station

Lithia CJDSA, Inc.	Texas	All American Chrysler Jeep Dodge of San Angelo

Lithia CSA, Inc.	Texas	All American Chevrolet of San Angelo

Lithia NSA, Inc.	Texas	Honda of San Angelo

Lithia CJDO, Inc.	Texas	All American Chrysler Jeep Dodge of Odessa

Lithia DMID, Inc.	Texas	All American Chrysler Jeep Dodge of Midland

Lithia CO, Inc.	Texas	All American Chevrolet of Odessa

Lithia CM, Inc.	Texas	All American Chevrolet of Midland

Lithia HMID, Inc.	Texas	Hyundai of Odessa

Lithia TO, Inc.	Texas	Lithia Toyota of Odessa Lithia Scion of Odessa

Lithia of Abilene, Inc.	Texas	Honda of Abilene

NAME OF ENTITY (1)	STATE OF ORIGIN	ASSUMED BUSINESS NAME(S) (if different than entity name)

Lithia of Corpus Christi, Inc.	Texas	Lithia Chrysler Jeep Dodge of Corpus Christi

Lithia of Midland, Inc.	Texas	Honda of Midland

Lithia TA, Inc.	Texas	Lithia Toyota of Abilene

Camp Automotive, Inc.	Washington	Camp BMW Camp Chevrolet Camp Subaru Camp Cadillac

Lithia Dodge of Tri-Cities, Inc.	Washington	Lithia Chrysler Jeep Dodge of Tri-Cities

Lithia DC of Renton, Inc.	Washington	Lithia Chrysler Jeep Dodge of Renton

Lithia HyR, Inc.	Washington	Lithia Hyundai of Renton

Lithia of Seattle, Inc.	Washington	BMW Seattle

Lithia of Spokane, Inc.	Washington	Mercedes Benz of Spokane

(1)	Unless specifically noted to the contrary, all entities are wholly owned subsidiaries of Lithia Motors, Inc.